UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6312 S. Fiddler’s Green Circle, Suite 200N
Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     Results of Operations and Financial Condition

On February 21, 2008, the Company issued a press release describing selected financial results of the Company for the fourth quarter and year ended December 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is being incorporated herein by reference.

The information incorporated by reference in Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers:
                        Compensatory Arrangements of Certain Officers

                (b)  On February 19, 2008, Red Robin International, Inc. (“Red Robin”), a wholly owned subsidiary of Red Robin Gourmet Burgers, Inc. (the “Company”), entered into a consulting agreement with Michael E. Woods, Senior Vice President and Chief Knowledge Officer, which replaces Mr. Woods’ existing employment agreement with the Company dated January 7, 1997.  Pursuant to the agreement, Mr. Woods’ employment with Red Robin will terminate April 2, 2008 and he will become an independent consultant to Red Robin effective April 3, 2008.

                The agreement provides that Red Robin will pay Mr. Woods $300 per hour for hours worked on an as-needed basis from April 3, 2008 to October 3, 2009.  Mr. Woods will be reimbursed for reasonable travel and similar out of pocked expenses incurred in the performance of his services to Red Robin. He will be provided with an office and standard office equipment when providing consulting services to Red Robin.  Stock options previously awarded to Mr. Woods will continue to vest and be exercisable on their terms as long as the agreement is in effect.  The agreement may be cancelled by either party upon written notice.  The agreement also confirms that pursuant to his former employment agreement, Mr. Woods is entitled to receive following termination of his employment, one year’s salary at his current rate of $300,000 annually, paid monthly.

                The foregoing description is qualified by reference to the full text of the consulting agreement.  A copy of the Letter Employment and Consulting Agreement dated February 19, 2008 between Red Robin and Mr. Woods is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit

Number	Description
10.1	Letter Employment and Consulting Agreement dated February 19, 2008 between Red Robin International, Inc. and
Michael E. Woods
99.1	Press Release dated February 21, 2008, issued by the Company regarding results of operations.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.,
a Delaware corporation

By:	/s/ Katherine L. Scherping
Date: February 21, 2008	Katherine L. Scherping, Chief Financial Officer